RULE 504 OFFERING MEMORANDUM
Offering Circular
Dated May 10, 1998
Confidential

Ace Legal Courier Services.
(A Delaware Corporation)

500,000 Shares

At A Price of $.10 Per Share

Ace Legal Courier Services a Delaware corporation (the Company) is in the business of conducting courier services within the California area There is no assurance that the Company will be success or profitable in the future.

The Company's principal place office is located at 42-700 Bob Hope Drive, Suite 304 Rancho Mirage, CA 92270.

AN INVESTMENT IN THE COMPANY IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK. INVESTMENT IN THE SECURITIES OFFFRED HEREBY IS SUITAELE ONLY FOR PERSONS OF SUBSTANTIAL FINANCIAL MEANS WHO CAN AFFORD A TOTAL LOSS OF THEIR INVESTMENT AND WILL EE SOLD ONLY TO ACCREDITED OR OTHER OTHERWISE QUALIFIED INVESTORS. FOR A DISCUSSION OF THE MATERIAL RISKS IN CONNECTION WITH THE PURCHASE OF THE SHARES, SEE "INVESTMENT RISK CONSIDERATIONS."

THE SECURITIES ARE BEING OFFERED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE "ACT"), IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION'S 4(2) AND 3(b) OF THE SECURITIES ACT AND REGULATION D PROMULGATED THEREUNDER

THIS MEMORANDUM HAS NOT BEEN REVIEWED OR APPROVED OR DISAPPROVED, NOR HAS THE ACCURACY OR ADEQUACY OF THE INFORMATION SET FORTH HEREIN BEEN PASSED UPON BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES ADMINISTRATOR. ANY RESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. This OFFERING IS BEING MADE PURSUANT TO THE EXEMPTION AFFORDED BY SECTIONS 4(2) OR 3(b) OF THE SECURITIES ACT OF 1933 AND RULE 504 REGULATION D PROMULGATED THEREUNDER AND STATE SMALL CORPORATE OFFERING REGISTRATION PROVISIONS. PURSUANT TO RULE 504, THE SHARES SOLD HEREBY WILL NOT BE SUBJECT TO ANY LIMITATIONS ON RESALE THEREOF UNDER FEDERAL LAW. THE SHARES MAY, HOWEVER, BE SUBJECT TO LIMITATIONS ON THE OFFER AND SALE AND THE RESALE OF THE SHARES IMPOSED BY THE BLUE SKY LAWS OF INDIVIDUAL STATES. IN ADDITION, The COMPANY INTENDS TO FILE THE REQUIRED DOC~MENTS IN CERTAIN OTHER STATES IDENTIFIED BY MANAGEMENT AS HAVING POSSIBLE INVESTOR~INTEREST AND USE ITS BEST EFFORTS TO QUALIFY THE SHARES FOR SECONDARY TRADING IN SUCH STATES, THOUGH NO ASSURANCE CAN BE GIVEN THAT IT WILL BE ABLE TO QUALIFY The SHARES FOR SECONDARY TRACKING IN ANY SUCH STATES IN WHICH IT SUBMITS SUCH APPLICATIONS AND DOCUMENTS. AN INABILITY TO QUALIFY THE SHARES FOR SECONDARY TRADING WILL CREATE SUBSTANTIAL RESTRICTION ON THE TRANSFERABILITY OF SUCH SHARES WHICH MAY NEGATE The BENEFIT OF THE EXEMPTION PROVIDED BY RULE 504 OF REGULATION D. SEE "RISK FACTORS." THE COMPANY WILL USE ITS BEST EFFORTS TO CAUSE THE SHARES TO BE LISTED ON THE ELECTRONIC BULLETIN BOARD OPERATED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS INC. AS A MARKET IN WHICH THEY MAY BE TRADED. THERE IS NO ASSURANCE THAT SUCH LISTING WILL BE OBTAINED OR THAT IF A LISTING IS OBTAINED THAT ANY MARKEV FOR THE SHARES WILL DEVELOP, OR IF DEVELOPED THAT IT WILL BE SUSTAINED.

               Subscription                    Proceeds to the
               Price          Commissions(1)   Company

Per Share      $.10           $-0-             $50,000

(1) The Shares are being sold by the Company's sole Officer and Director and no commission will be paid to him in connection with the Offering.

Ace Legal Courier Services
42-700 Bob Hope Drive, Suite 304
Rancho Mirage, CA 92270
(760)773-0278

OFFERING MEMORANDUM

Ace Legal Courier Services
(A Delaware Corporation)

Offering Memorandum Dated

500,OOO Shares

Ace Legal Courier Services (the "Company"), a Delaware corporation is offering on a "best efforts, no minimum
Basis" up to a maximum of 500,000 shares of common stock ("Shares, $.0001 par value, at $.10 per Share. Since there is no minimum, no proceeds will be held in escrow account and all funds will be immediately available to the Company.

The Company intends to apply for inclusion of the Common Stock on the Over the Counter Electronic Bulletin Board. There can be no assurances that an active trading market will develop, even if the securities are accepted for quotation.

Prior to this offering, there has been no public market for the common stock of the Company. The price of the Shares offered hereby was arbitrarily determined by the Company and does not bear any relationship to the Company's assets, book value, net worth, results of operations or any other recognized criteria of value, or, additional information regarding the factors considered in determining the offering price of the Shares. see "Risk Factors - Arbitrary Offering Price", "Description of Securities".

The Company does not presently file reports or other information with the Securities and Exchange Commission ("Commission"). However, following completion of this offering the Company intends to furnish its security holders with annual reports containing audited financial statements and such interim reports, in each case as it may determine to furnish or as may be required by law.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED ~Y THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OF ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS ROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SECURITIES ARE OFFERED BY THE COMPANY SUBJECT TO PRIOR SALE. ACCEPTANCE OR AN OFFER TO PURCHASE, WITHDRAWAL, CANCELLATION, OR MODIFICATION OF THE OFFER, WITHOUT NOTICE, THE COMPANY RESERVES THE RIGHT TO REJECT ANY ORDER, IN WHOLE OR IN PART, FOR THE
PURCHASE OF ANY OF THE SECURITIES OFFERED HEREBY.

This offering involves special risks concerning the Company (see "Risk Factors'). Investors should carefully review the entire Memorandum and should not invest any funds in this Offering unless they can afford to lose their entire investment. In making an investment decision, investors must rely on their own examination of the issuer and the terms of the Offering, including the merit and risks involved.

OFFERING SUMMARY

The following summary is qualified in its entirety by the detailed information and financial statements and notes thereto appearing elsewhere in this Memorandum.

The Company is in the business of conducting courier services for lawyers in the California area. The Company was incorporated in the State of Delaware and its principal executive office is located at 42-700 Bob Hope Drive, Suite 304. Rancho Mirage, CA 92270.

RISK FACTORS

THE SECURITIES OFFERED HEREBY ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK. ONLY THOSE PERSONS ABLE TO LOSE THEIR ENTIRE INVESTMENT SHOULD PURCHASE THESE SECURITIES. PROSPECTIVE INVESTORS, PRIOR TO MAKING AN INVESTMENT DECISION, SHOULD CAREFULLY READ THIS PROSPECTUS AND CONSIDER, ALONG WITH OTHER FACTORS REFERRED TO HEREIN, THE FOLLOWING RISK FACTORS:

Risk Factors Relating to the Business of the Company

Start-Up or Development Stage Company: The Company has had limited operations since its organization and is a startup or development stage company No assurance can be given that the Company will be able to compete with other companies in its industry. The purchase of the securities offered hereby must be regarded as the placing of funds at a high risk In a new or start-up venture with all the unforeseen costs, expenses, problems, and difficulties to which such ventures are subject See "Use of Proceeds to Issuer and Description on of Business".

No Assurance of Profitability: To date, the Company has not generated any revenue from operations. The Company does not anticipate any significant revenues in the near future. The Company's ability to successfully implement its business plan is depended on the completion of this Offering.

No Assurance of Payment of Dividends. No assurance can be made that the future operations of the Company will result in additional revenues or will be profitable. Should the operations of the Company become profitable it is likely that the Company would retain much or all of its earnings in order to finance future growth and expansion therefore the Company does not presently intend to pay dividends, and it is not likely that any dividends will be paid in the foreseeable future. See Dividend Policy.

Possible Need for Additional Financing. The Company intends to fund its operations and other capital needs for the next 12 months substantially from the proceeds of this Offering, but there can be no assurance that such funds will be sufficient for these purposes. The Company may require additional Offering amounts of capital for its future expansion, operations and working capital. The Company has made no commitments to obtain future additional financing and if required, there can be no assurance that such financing will be available, or that such financing will be available on acceptable terms. See "Use of Proceeds".

Dependence of Management: The Company's success is principally dependent on its current management personnel for the operations of its business.

Broad Discretion in Application of Proceeds: The Management of the Company has broad discretion to adjust the application and allocation of the met proceeds of this offering, In order to address changed circumstances and opportunity. As a result of the foregoing the Company will be substantially dependent upon the discretion and judgment of the management of the Company with respect to the application and allocation of the net proceeds hereof. Pending use of such proceeds, the net proceeds of this offering will be invested by the Company in temporary, short-term interest-bearing investments See "Use of Proceeds".

Arbitrary Offering Price: There has been no public market for the Company securities. The price to the public of the Shares offered hereby has been arbitrarily determined by the Company and hears no relationship to the Company's earnings, book value, or any other recognized criteria of value.

Immediate and Substantial Diffusion: An investor In this offering will experience immediate and substantial dilution.

Lack of Prior Market for Securities of the Company: No prior market has existed for the securities being offered hereby and no assurance can be given that a market will develop subsequent to this offering.

No Escrow of Investors' Funds: This Offering is being made on a "best efforts, no minimum basis". As such, all the funds from this Offering will be immediately available to the company.

USE OF PROCEEDS

The proceeds will be used by the Company for general working capital.

DIVIDEND POLICY

Holders of the Company's Common Stock are entitled to dividends when, ac and if declared by the Board of Directors out of funds legally available therefore. The Company does not anticipate the declaration or payment of any dividends in the fore6eeable future. The company intends to retain earnings, if any, to finance the development and expansion of its business. Future dividend policy will be subject to the discretion of the Board of Directors and will be contingent upon future earnings, if any, the Company's financial condition, capital requirements, general business conditions and other factors. Therefore, there can he no assurance that any dividends of any kind will ever be paid.

THE COMPANY

The Company was founded with the specific intent of conducting courier services for lawyers within the California area. The Company's president, Dal Grauer age 51 holds a B.A. degree from the University of British Columbia, Vancouver. B.C Mr. Grauer serves as Director and Secretary of Classic Vision Entertainment since June 1996. Since April 1996 Mr. Grauer also serves as Director and Secretary of Time Line Entertainment Inc, he also serves as Director of Xecom Corp and Maesa Corp. two publicly held corporation's which trades on the NNOTC electronic Bulletin Board.

Management

The following sets forth the names of the Company's officers and directors.

       Dal Grauer  President, Secretary, and Director

Mr. Grauer is the Company's sole officer and director.

EXECUTIVE COMPENSATION

Since the Company was recently incorporated, it has no historical information with respect to executive compensation. However, at the Conclusion of the Offering, the Company does not intend to compensate its officers from the proceeds of this Offering and will do so only when the Company generates profits

Compensation of Directors

Directors are not paid fees for their services nor reimbursed for expenses of attending board meetings.

PRINCIPAL SHAREHOLDERS

Prior to this Offering, the Company had 1,000,000 shares of its Common Stock issued and outstanding. The following table sets forth, as of May, 1998, the beneficial ownership of the Company's Common Stock (i) by the only persons who are known by the Company to own beneficially more than 5% of the Company's Common Stock; (ii) by each director of the Company; and (ii) by all directors and officers as a group.

     Name    Number of Shares   Percentage owned   Percentage Owned
                    Owned           Prior to Offering   After Offering

     Dal Grauer 1,000,000           100%                66.67%

All Officer
as a Group      1,000,000           100%                66.67%

DESCRIPTION OF SECURITIES

Shares

The Company is offering hereby a best efforts, no minimum basis" up to a maximum of 500,000 shares of Common Stock at $.0001 per Share.

Common Stock

The authorized capital stock of the Company consists of 80,000,000 Common Stock, $.0001 par value and 20,000,000 Preferred Stock, $.0001 par value. Holders of the Common Stock do not have preemptive rights to purchase additional shares of Common Stock or other subscription rights. The Common Stock carries no conversion rights and is not subject to redemption or to any sinking fund provisions. All shares of Common Stock are entitled to share equally in dividends and from sources available therefore when, as and if by the Board of Directors and, upon liquidations or dissolution of the Company, whether voluntary or involuntary, to share equally in the dividends of the Company available for distribution to stockholders. All outstanding shares of Common Stock are validly authorized and issued, fully paid and nonassessable and all shares to be sold and issued as hereby will be validly authorized and issued, fully paid and nonassessable. The Board of Director is authorized to issue additional shares of Common stock riot to the amount authorized by the Company's Certificate of Incorporation, on such terms and conditions and for such consideration, as the Board may deem appropriate without further stockholder action. The above description concerning the Common stock of the Company does not purport to be complete. Reference is made to the Company's Certificate of Incorporation and by which are available for inspection notice at the Company's offices, as well as 10 the applicable statutes of the state of Delaware for a more complete descriptions concerning the rights and liabilities of stockholders.

Prior to this Offering, there has been no market for the Common Stock of the Company and no predictions can be made of the effect, if any, that market sales of shares or the availability of shares for sale will have on the market price prevailing from time to time. Nevertheless, sales of significant amount of the Common Stock of the Company in the public market may adversely affect prevailing market prices and may impair the ability to raise capital at that time through the sale of its equity securities.

Each holder of common stock is entitled to one vote per share on all matters on which stockholders are entitled to vote. Since the shares of the common Stock do not have cumulative voting rights, the holders of more than 50 percent of the shares voting can elect all the directors if they choose to do so and, in such event the holders of the remaining shares will not be able to elect any person to the Board of Directors.

PLAN OF DISTRIBUTION

The Company has no underwriter for this Offering. The Shares will be offered by the Company at the offering price of US$0.10 per Share on a best-efforts basis.

Price of the Offering

There is no and never has been, a market for the shares, and there is no guarantee that a market will ever develop for the Company's shares. Consequently, the offering price has been determined by the Company. Among other factors considered in such determination were estimates of business potential for the Company, the Company's financial condition, and assessment of the Company's management and the general condition of the securities market at the time of this Offering. However, such price does not necessarily bear any relationship to the assets, income or net worth of the Company.

The offering price should not be considered an indication of the actual value of the shares. Such price is subject to change as a result of market conditions and other factors, and no assurance can be given that the shares can be resold at the Offering price.

There can be no assurance that an active trading market will develop upon completion of this Offering, or if such market develops that it will continue. Consequently, purchase of the Shares offered hereby may not find a ready market for Shares.

PLAN OF DISTRIBUTION

The Company has no underwriter for this Offering. The Offering is therefore a self-underwritten. The Shares will be offered by the Company at the offering price of $.10 per Share.

Price of the Offering.

There is no and never has been, a market for the Shares, and there is no guaranty that a market will ever develop for the Company's shares. Consequently, the offering price has been determined by the Company. Among other factors considered in such determination were estimates of business potential for the Company, the Company's financial condition, an assessment of the Company's management, and the general condition of the securities market at the time of this Offering. However, such price does not necessarily bear any relationship to the assets, income or net worth of the Company.

The offering price should not be considered an indication of the actual value of the $hares. Such price is subject to change as a result of market conditions and other factors, and no assurance can be given that the Shares can be resold at the Offering Price.

There can be no assurance that an active trading market will develop upon completion of this Offering, or if such market develops that it will continue. Consequently, purchasers of the Shares offered hereby may not find a ready market for Shares.

ADDITIONAL INFORMATION

Each investor warrants and represents to the Company that, prior to making an investment in the Company, that he has had the opportunity to inspect the books and records of the Company and that he has had the opportunity to make inquiries to the officers and directors of the Company and further that he has been provided full access to such information.

INVESTOR SUITABLITY STANDARDS AND INVESTMENT RESTRICTIONS

Suitability

Shares will be offered and sold pursuant to an exemption under the Securities Act, and exemptions under applicable state securities and Blue Sky Laws. There are different standards under these federal and slate exemptions, which must be met by potential investors in the Company.

The Company will sell shares only to those investors it reasonably believes meet certain suitability requirements described below.

Each prospective investor must complete a Confidential Purchaser Questionnaire and each Purchaser Represents, if any, must complete a Purchaser
Representative Questionnaire.

EACH INVESTOR MUST BE RESPONSIBLE FOR DETERMINING THAT IT IS PERMITTED TO INVEST IN THE COMPANY, THAT ALL APPROPRIATE ACTIONS TO AUTHORIZE SUCH AN INVESTMENT HAVE BEEN TAKEN, AND THAT ANY REQUIRMENTS THAT ITS INVESTMENTS BE DIVERSIFIED OR SUFFICIENTLY LIQUID HAVE BEEN MET.

An investor will qualify as an accredited Investor if he/she falls within any one or the following categories at the time of the sale of the Shares to that investor:

(1) A bank as defined in Section 3(a)(2) of the Securities Act, or a savings end loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting as in its Individual or fiduciary capacity, a broker or dealer registered pursuant to Section is of the Securities Act of 1934. an Insurance company as defined in Section 2(13) of the Securities Act, an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act, a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or(d)of the Small Business Investment Act of 1958,; a plan established and maintained by a state, its political subdivision, or any agency or instrumentality of a state of its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan's fiduciary, as defined in Section 3(21) of that Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan with the investment decisions made solely by persons that are accredited investors:

(2) A private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940:

(3) An organization described in Section 501(c)(3) of the Internal Revenue Code with total assets in excess of $5,000,000:

(4) A director or executive of the Company:

(5) A nature person whose individual net worth, or joint net worth with that person's spouse at the time of such persons purchase of the share exceeds $1,000,000;

(6) A natural person who has had an Individual income in excess of $200,000 in each of the two most recent years or joint income with the person's spouse in excess of $200,000 in each of those years and has a reasonable expectations of reaching the same income level in the current year;

(7) A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as describe in Rule 508(b)(2)(II) of Regulation D: and

(8) An entity in which all of the equity owners are accredited investors (as defined above)

As used in this Memorandum, the term net worth means the total assets over total liabilities, in computing net worth for the purpose of (5) above, the principal residence of the Investor must be valued at cost, Including cost of improvements or at recently appraised value by an institutional lender making a secured loan, net of encumbrances in determining income an investor should add to the investors adjusted gross income any amount attributable to tax exempt income, received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or KEOGH retirement plan, alimony payments and any amount by which income form long term capital gains has been reduced in arriving at adjusted gross income.

In order to meet the conditions for exemption from the registration requirements under the securities laws of certain jurisdictions, investors who are residence of such jurisdiction may be required to meet additional suitability requirements.

An Investor that does not qualify as an accredited Investor is a non-accredited Investor and may acquire Shares only if.

(1) The Investor's knowledgeable and experienced with respect to investments in speculative commons stock such as is offered here: and

(2) The Investor has been provided access to all relevant documents it desires or needs; and

(3) The Investor is aware of its limited ability to sell and/or transfer its Shares in the Company; and

(4) The Investor can bear the economic risk (including loss of the entire Investment) without impairing its ability to provide for its financial needs and contingencies in the same manner as it was prior to making such investment.

THE COMPANY RESERVES THE RIGHT IN ITS ABSOLUTE DISCRETION TO DETERMINE IF A POTENTIAL INVESTOR MEETS OR FAILS TO MEET THE SUITABILITY STANDARDS SET FORTH IN THIS SECTION.

Additional Suitability Requirements for Benefit Plan Investors

In addition to the foregoing suitability standards generally applicable to all Investors, the ("ERISA") Retirement income Security act of 1934, as amended ("ERISA"), and the regulations promulgated thereunder by the Department of Labor impose certain additional suitability standards for investors that are qualified pension, profit sharing or stock bonus plans ("Benefit Plan Investor"). In considering the purchase of Shares, the fiduciary with respect to a prospective Benefit Plan investor must consider whether an investment in the Shares will satiety the prurience requirement of Section 404(a)(i)(B) of ERISA. Since there is not expected to be any market created in which to sell or otherwise dispose of the Shares. In addition, the fiduciary, must consider whether the investment in Shares will satisfy the diversification requirements of Section 404(a)(1)c of ERISA.

Restrictions on Transfer or Resale of Shares

The Availability of Federal and state exemptions and the liability of the offers and sales of the Shares are conditioned upon among other things, the fact that the purchase of Shares by all investors are for investment purposes only and not with a view to resale or distribution. Accordingly each potential investor will he required to represent in the Subscription Agreement that it is purchasing the Shares for its own account and for the purpose of investment only, not with a view to resale or in accordance with the distribution of sale of the Shares and that it will not offer to sell, pledge, assign or transfer any of its shares without an effective registration statement under the Securities Act, or an exemption there from and an opinion of counsel acceptable to the Company that registration under the Securities Act is not required an that the transaction complies with all other applicable federal and state securities or Blue Sky Laws

                         ALBERTA CANADA OFFERING MEMORANDUM
CONFIDENTIAL
PRIVATE PLACEMENT OFFERING MEMORANDUM

NO SECURITIES COMMISSION OR SIMILAR REGULATORY AUTHORITY HAS PASSED ON THE MERITS OF THE SECURITIES OFFERED NOR HAS IT REVIEWED THIS OFFERING MEMORANDUM AND ANY REPRESENTATION TO THE CONTRARY IS AN OFFENCE.

THE OFFERING CONTEMPLATED IN THIS OFFERING MEMORANDUM IS NOT AND
UNDER NO CIRCUMSTANCES IS TO BE, CONSTRUED AS A PUBLIC OFFERING OF THE SECURITIES DESCRIBED HEREIN

ACE LEGAL COURIER SERVICES INC.
(hereinafter called the "Issuer")
42-700 Bob Hope Drive, Suite 304
Rancho Mirage, CA 92270
(760) 773-0278

PRIVATE PLACEMENT
500,000 Common Shares

This OFFERING IS MADE TO THOSE PERSONS RESIDENT IN THE PROVINCE OF
ALBERTA AND TO OTHER NON-UNITED STATES RESIDENTS/CITIZENS. SUBSCRIPTIONS WILL NOT BE ACCEPTED FROM ANY PERSON WHO APPEARS TO BE, OR THE ISSUER HAS REASON TO BELIEVE, IS A RESIDENT OF THE UNITED STATES OF AMERICA OR ANY OF ITS TERRITORIES OR POSSESSIONS OR OF ANY CANADIAN JURISDICTION OTHER THAN ALBERTA.

      No of Shares      Price Per $hare   Proceeds (1)
      500,000           US$0.10           US$50,000

(1) Before deducting expenses of the offering estimated at $1500.

RESTRICTIONS ON RESALE OF SHARES

The Shares offered hereunder will be issued under an exemption(s) from the registration and prospectus requirements of the Securities Act ("Alberta") and will be subject to certain resale restrictions thereunder. These resale restrictions include a restriction which requires the purchaser to hold the shares for eighteen months from the later of the date of the trade and the date that the Issuer becomes a reporting issuer, unless another statutory exemption can be relied upon, a discretionary order is obtained from the Alberta Securities Commission or if the Shares are qualified for distribution under ~ prospectus at a later date.

The Issuer is not currently a reporting issuer in Alberta and does not currently intend to become a reporting issuer and, as there is no market for these Shares, it may be difficult or even impossible for the purchaser to sell them

Prospective purchasers are advised to carefully review the entire contents of this Offering Memorandum and should consult with their professional advisors on matters relating to this investment.

DATED: May 10, 1998

OFFERING MEMORANDUM

Ace Legal Courier Services, Inc.
(a Delaware Corporation)

Offering Memorandum Dated May 10,1998

500,000 Shares at US$0.10 per Share

Ace Legal Courier Services, Inc. (the Company), a Delaware corporation is offering on a "best efforts, no minimum basis" up to a maximum of 500,000 shares of common stock ("Shares"), $.0001 par value, at US$0.10 per Share. Since there is no minimum, no proceeds be held in an escrow account and all funds will be Immediately available to the Company.

The Company intends to apply for inclusion of the Common stock on the Over the Counter Electronic Bulletin Board. There can be no assurance that an active trading market will develop, even if the securities are accepted for quotation.

Prior to this offering, there has been no public market for the common stock of the Company. The price of the Shares offered hereby was arbitrarily determined by the Company and does not bear any relationship to the Company's assets, book value, net worth results of operations or any other recognized criteria of value. For additional information regarding the factors considered in determining the offering price of the Shares, see "Risk Factors" - Arbitrary Offering Price, Description of Securities.

The Company does not presently file reports or other information with the Securities and Exchange Commission ("Commission"). However, following completion of this offering the Company intends to furnish security holders with annual reports containing audited financial statements and such interim reports, in each case as it may determine to furnish or as may be required by law.

THESE SECURITIES ARE OFFERED ONLY TO NON-UNITED STATES RESIDENTS. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
E)(CHANGE COMMISION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SUBMISSION OR ANY STATE SECURITIES CQMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFERING MIIMORANDUM ANY REPRESENTATION TO THE CONTRARY is A CRIMINAL OFFENSE.

THE SECURITIES ARE OFFERED BY THE COMPANY SUBJECT TO PRIOR SALE, ACCEPTANCE OR AN OFFER TO PURCHASE, WITHDRAWAL, CANCELLATION OR MODIFICATION OF THE OFFER, WITHOUT NOTICE. THE COMPANY RESERVES THE RIGHT TO REJECT ANY ORDER, IN WHOLE OR IN PART, FOR THE PURCHASE OR ANY OF THE SECURITIES OFFERED HEREBY.

This Offering involves special risks concerning the Company (see "Risk Factors"). Investors should carefully the entire Memorandum should not invest any funds in this Offering unless they can afford to theirs entire investments. In making an Investment decision investors must rely on their own examination of the Issuer and the terms of the Offering, including the merit and risks Involved.

OFFERING SUMMARY

The following summary information is qualified in its entirety in its entirety by the detailed information and financial statements and notes thereto appearing elsewhere in this Memorandum.

The Company is in the business of providing corporate services on the Internet to public and private corporations in the area of preparing corporate resolutions and minutes of directors and shareholder meetings. The Company is incorporated in the Stale of Delaware and its principle executive office is located at 42-700 Bob Hope Drive, Suite 304, Rancho Mirage CA 92270.

RISK FACTORS

THE SECURITIES OFFERED HEREBY ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK. ONLY THOSE PERSONS ABLE TO LOSE THEIR ENTIRE INVESTMENTS SHOULD PURCHASE THESE SECURITIES. PROSPECTIVE INVESTORS, PRIOR TO MAKING AN INVESTMENT DECISION, SHOULD CAREFULLY READ THIS PROSPECTUS AND CONSIDER ALONG WITH OTHER MATTERS REFERRED TO HEREIN, THE FOLLOWING RISK
FACTORS.

Risk Factors Relating to the Business of the Company

Start-Up or Development Stage Company: The Company has had limited operations since its organization and is a startup or development stage company No assurance can be given that the Company will be able to compete with other companies in its industry. The purchase of the securities offered hereby must be regarded as the placing of funds at a high risk In a new or start-up venture with all the unforeseen costs, expenses, problems, and difficulties to which such ventures are subject See "Use of Proceeds to Issuer and Description on of Business".

No Assurance of Profitability: To date, the Company has not generated any revenue from operations. The Company does not anticipate any significant revenues in the near future. The Company's ability to successfully implement its business plan is depended on the completion of this Offering.

No Assurance of Payment of Dividends. No assurance can be made that the future operations of the Company will result in additional revenues or will be profitable. Should the operations of the Company become profitable it is likely that the Company would retain much or all of its earnings in order to finance future growth and expansion therefore the Company does not presently intend to pay dividends, and it is not likely that any dividends will be paid in the foreseeable future. See Dividend Policy.

Possible Need for Additional Financing. The Company intends to fund its operations and other capital needs for the next 12 months substantially from the proceeds of this Offering, but there can be no assurance that such funds will be sufficient for these purposes. The Company may require additional Offering amounts of capital for its future expansion, operations and working capital. The Company has made no commitments to obtain future additional financing and if required, there can be no assurance that such financing will be available, or that such financing will be available on acceptable terms. See "Use of Proceeds".

Dependence of Management: The Company's success is principally dependent on its current management personnel for the operations of its business.

Broad Discretion in Application of Proceeds: The Management of the Company has broad discretion to adjust the application and allocation of the met proceeds of this offering, In order to address changed circumstances and opportunity. As a result of the foregoing the Company will be substantially dependent upon the discretion and judgment of the management of the Company with respect to the application and allocation of the net proceeds hereof. Pending use of such proceeds, the net proceeds of this offering will be invested by the Company in temporary, short-term interest-bearing investments See "Use of Proceeds".

Arbitrary Offering Price: There has been no public market for the Company securities. The price to the public of the Shares offered hereby has been arbitrarily determined by the Company and hears no relationship to the Company's earnings, book value, or any other recognized criteria of value.

Immediate and Substantial Diffusion: An investor In this offering will experience immediate and substantial dilution.

Lack of Prior Market for Securities of the Company: No prior market has existed for the securities being offered hereby and no assurance can be given that a market will develop subsequent to this offering.

No Escrow of Investors' Funds: This Offering is being made on a "best efforts, no minimum basis". As such, all the funds from this Offering will be immediately available to the company.

USE OF PROCEEDS

After deducting expenses of the offering estimated at $1,500 the net proceeds will be used by the company for general working capital.

DIVIDEND POLICY

Holders of the Company's Common Stock are entitled to dividends when, ac and if declared by the Board of Directors out of funds legally available therefore. The Company does not anticipate the declaration or payment of any dividends in the fore6eeable future. The company intends to retain earnings, if any, to finance the development and expansion of its business. Future dividend policy will be subject to the discretion of the Board of Directors and will be contingent upon future earnings, if any, the Company's financial condition, capital requirements, general business conditions and other factors. Therefore, there can he no assurance that any dividends of any kind will ever be paid.

THE COMPANY

The Company was founded with the specific intent of conducting courier services for lawyers within the California area. The Company's president, Dal Grauer age 51 holds a B.A. degree from the University of British Columbia, Vancouver. B.C Mr. Grauer serves as Director and Secretary of Classic Vision Entertainment since June 1996. Since April 1996 Mr. Grauer also serves as Director and Secretary of Time Line Entertainment Inc, he also serves as Director of Xecom Corp and Maesa Corp. two publicly held corporation's which trades on the NNOTC electronic Bulletin Board.

MANAGMENT

The following sets forth names of the Company's Officers and Directors:

     Dal Grauer         President, Secretary, Treasurer and
                        Director and, Promoter


Dal Grauer - President, Secretary, Treasurer and Director

Mr. Grauer has served as President, Secretary, Treasurer and Director of Ace Legal Courier Services, Inc. since inception (May 5, 1998). He has served as

Classic Vision
Airstar
Maesa
Security Industries

                  - Director

EXECUTIVE COMPENSATION

Since the Company was recently incorporated, it has no historical information with respect to executive compensation. However, at the conclusion of the Offering, the Company does not intend to compensate its officer from the proceeds of this Offering and will do so only when the Company generates profits.

Compensation of Directors:

Directors are not paid fees for their services nor reimbursed for expenses of attending board meetings.

PRINCIPAL SHAREHOLDERS

Prior to this Offering, the Company had 1,000,000 shares of its Common Stock issued and outstanding. The following table sets forth, as of May 27, 1998, the beneficial ownership of the Company's Common stock (I) by the only persons who are known by the Company to own beneficially more than 10% of the Company's Common Stock; (ii) by each director of the Company; and (iii) by all directors and officers as a group.

         Name    Number of Shares   Percentage owned   Percentage Owned
                    Owned           Prior to Offering   After Offering

     Dal Grauer 1,000,000           100%                66.67%

All Officer
as a Group      1,000,000           100%                66.67%

DESCRIPTION OF SECURITIES

Shares

The Company is offering hereby a best efforts, no minimum basis" up to a maximum of 500,000 shares of Common Stock at $.0001 per Share.

Common Stock

The authorized capital stock of the Company consists of 80,000,000 Common Stock, $.0001 par value and 20,000,000 Preferred Stock, $.0001 par value. Holders of the Common Stock do not have preemptive rights to purchase additional shares of Common Stock or other subscription rights. The Common Stock carries no conversion rights and is not subject to redemption or to any sinking fund provisions. All shares of Common Stock are entitled to share equally in dividends and from sources available therefore when, as and if by the Board of Directors and, upon liquidations or dissolution of the Company, whether voluntary or involuntary, to share equally in the dividends of the Company available for distribution to stockholders. All outstanding shares of Common Stock are validly authorized and issued, fully paid and nonassessable and all shares to be sold and issued as hereby will be validly authorized and issued, fully paid and nonassessable. The Board of Director is authorized to issue additional shares of Common stock riot to the amount authorized by the Company's Certificate of Incorporation, on such terms and conditions and for such consideration, as the Board may deem appropriate without further stockholder action. The above description concerning the Common stock of the Company does not purport to be complete. Reference is made to the Company's Certificate of Incorporation and by which are available for inspection notice at the Company's offices, as well as 10 the applicable statutes of the state of Delaware for a more complete descriptions concerning the rights and liabilities of stockholders.

Prior to this Offering, there has been no market for the Common Stock of the Company and no predictions can be made of the effect, if any, that market sales of shares or the availability of shares for sale will have on the market price prevailing from time to time. Nevertheless, sales of significant amount of the Common Stock of the Company in the public market may adversely affect prevailing market prices and may impair the ability to raise capital at that time through the sale of its equity securities.

Each holder of common stock is entitled to one vote per share on all matters on which stockholders are entitled to vote. Since the shares of the common Stock do not have cumulative voting rights, the holders of more than 50 percent of the shares voting can elect all the directors if they choose to do so and, in such event the holders of the remaining shares will not be able to elect any person to the Board of Directors.

PLAN OF DISTRIBUTION

The Company has no underwriter for this Offering. The Shares will be offered by the Company at the offering price of US$0.10 per Share on a best-efforts basis.

Price of the Offering

There is no and never has been, a market for the shares, and there is no guarantee that a market will ever develop for the Company's shares. Consequently, the offering price has been determined by the Company. Among other factors considered in such determination were estimates of business potential for the Company, the Company's financial condition, and assessment of the Company's management and the general condition of the securities market at the time of this Offering. However, such price does not necessarily bear any relationship to the assets, income or net worth of the Company.

The offering price should not be considered an indication of the actual value of the shares. Such price is subject to change as a result of market conditions and other factors, and no assurance can be given that the shares can be resold at the Offering price.

There can be no assurance that an active trading market will develop upon completion of this Offering, or if such market develops that it will continue. Consequently, purchase of the Shares offered hereby may not find a ready market for Shares.

ADDITIONAL INFORMATION

Each investor warrants and represents to the Company that, prior to making an Investment in the Company that he has had the opportunity to inspect the books and records of the Company and that he has had the opportunity to make inquiries to the officers and directors of the Company and further that he has been provided full access to such information.

INVESTOR SUITABLITY STANDARDS AND INVESTMENT RESTRICTIONS

Suitability

Shares will be offered and sold pursuant to an exemption under the Securities Act, and exemptions under applicable state securities and Blue Sky Laws. There are different standards under these federal and slate exemptions, which must be met by potential investors in the Company.

The Company will sell shares only to those investors it reasonably believes meet certain suitability requirements described below.

Each prospective investor must complete a Confidential Purchaser Questionnaire and each Purchaser Represents, if any, must complete a Purchaser
Representative Questionnaire.

EACH INVESTOR MUST BE RESPONSIBLE FOR DETERMINING THAT IT IS PERMITTED TO INVEST IN THE COMPANY, THAT ALL APPROPRIATE ACTIONS TO AUTHORIZE SUCH AN INVESTMENT HAVE BEEN TAKEN, AND THAT ANY REQUIRMENTS THAT ITS INVESTMENTS BE DIVERSIFIED OR SUFFICIENTLY LIQUID HAVE BEEN MET.

An investor will qualify as an accredited Investor if he/she falls within any one or the following categories at the time of the sale of the Shares to that investor:

(1) A bank as defined in Section 3(a)(2) of the Securities Act, or a savings end loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting as in its Individual or fiduciary capacity, a broker or dealer registered pursuant to Section is of the Securities Act of 1934. an Insurance company as defined in Section 2(13) of the Securities Act, an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act, a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or(d)of the Small Business Investment Act of 1958,; a plan established and maintained by a state, its political subdivision, or any agency or instrumentality of a state of its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan's fiduciary, as defined in Section 3(21) of that Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan with the investment decisions made solely by persons that are accredited investors:

(2) A private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940:

(3) An organization described in Section 501(c)(3) of the Internal Revenue Code with total assets in excess of $5,000,000:

(4) A director or executive of the Company:

(5) A nature person whose individual net worth, or joint net worth with that person's spouse at the time of such persons purchase of the share exceeds $1,000,000;

(6) A natural person who has had an Individual income in excess of $200,000 in each of the two most recent years or joint income with the person's spouse in excess of $200,000 in each of those years and has a reasonable expectations of reaching the same income level in the current year;

(7) A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as describe in Rule 508(b)(2)(II) of Regulation D: and

(8) An entity in which all of the equity owners are accredited investors (as defined above)

As used in this Memorandum, the term net worth means the total assets over total liabilities, in computing net worth for the purpose of (5) above, the principal residence of the Investor must be valued at cost, Including cost of improvements or at recently appraised value by an institutional lender making a secured loan, net of encumbrances in determining income an investor should add to the investors adjusted gross income any amount attributable to tax exempt income, received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or KEOGH retirement plan, alimony payments and any amount by which income form long term capital gains has been reduced in arriving at adjusted gross income.

In order to meet the conditions for exemption from the registration requirements under the securities laws of certain jurisdictions, investors who are residence of such jurisdiction may be required to meet additional suitability requirements.

An Investor that does not qualify as an accredited Investor is a non-accredited Investor and may acquire Shares only if.

(1) The Investor's knowledgeable and experienced with respect to investments in speculative commons stock such as is offered here: and

(2) The Investor has been provided access to all relevant documents it desires or needs; and

(3) The Investor is aware of its limited ability to sell and/or transfer its Shares in the Company; and

(4) The Investor can bear the economic risk (including loss of the entire Investment) without impairing its ability to provide for its financial needs and contingencies in the same manner as it was prior to making such investment.

THE COMPANY RESERVES THE RIGHT IN ITS ABSOLUTE DISCRETION TO DETERMINE IF A POTENTIAL INVESTOR MEETS OR FAILS TO MEET THE SUITABILITY STANDARDS SET FORTH IN THIS SECTION.

Additional Suitability Requirements for Benefit Plan Investors

In addition to the foregoing suitability standards generally applicable to all Investors, the ("ERISA") Retirement income Security act of 1934, as amended ("ERISA"), and the regulations promulgated thereunder by the Department of Labor impose certain additional suitability standards for investors that are qualified pension, profit sharing or stock bonus plans ("Benefit Plan Investor"). In considering the purchase of Shares, the fiduciary with respect to a prospective Benefit Plan investor must consider whether an investment in the Shares will satiety the prurience requirement of Section 404(a)(i)(B) of ERISA. Since there is not expected to be any market created in which to sell or otherwise dispose of the Shares. In addition, the fiduciary, must consider whether the investment in Shares will satisfy the diversification requirements of Section 404(a)(1)c of ERISA.

Restrictions on Transfer or Resale of Shares

The Availability of Federal and state exemptions and the liability of the offers and sales of the Shares are conditioned upon among other things, the fact that the purchase of Shares by all investors are for investment purposes only and not with a view to resale or distribution. Accordingly each potential investor will he required to represent in the Subscription Agreement that it is purchasing the Shares for its own account and for the purpose of investment only, not with a view to resale or in accordance with the distribution of sale of the Shares and that it will not offer to sell, pledge, assign or transfer any of its shares without an effective registration statement under the Securities Act, or an exemption there from and an opinion of counsel acceptable to the Company that registration under the Securities Act is not required an that the transaction complies with all other applicable federal and state securities or Blue Sky Laws.